UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2012

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

Dismissal of previous independent registered public accounting firm:

The Audit Committee of the Board of Directors (the “Audit Committee”) of Zayo Group, LLC (the “Company”) completed a process in accordance with the Audit Committee’s charter to review the appointment of the Company’s independent registered public accounting firm.

As a result of this process, on April 27th, 2012, the Audit Committee determined to dismiss Grant Thornton LLP (“Grant Thornton”), the Company’s existing independent registered public accounting firm effective upon the issuance of the Company’s Quarterly Report for the quarter ended March 31, 2012.

Grant Thornton’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2011 and 2010 and the subsequent period through May 3, 2012, there were (i) no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the SEC. The Company requested that Grant Thornton furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. Grant Thornton has agreed to furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. The Company will file with the SEC as an amendment to this Current Report on Form 8-K the letter received by Grant Thornton within two business days of receipt.

Engagement of new independent registered public accounting firm:

On May 3, 2012, the Audit Committee engaged KPMG LLP (“KPMG”) to be the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

During the fiscal years ending June 30, 2011 and 2010, and the subsequent period through May 3, 2012, the Company did not consult with KPMG regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did KPMG provide written or oral advice to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer

DATED: May 3, 2012